                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549


                                       FORM 8-K


                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported) February 12, 1998




                                 THE MACERICH COMPANY
                                 --------------------
                  (Exact name of registrant as specified in charter)



             Maryland                  1-12504                95-4448705
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          (State or Other         (Commission File          (IRS Employer
          Jurisdiction of              Number)           Identification No.)
          Incorporation)



              233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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      (Address of principal executive of offices)            (Zip code)



Registrant's telephone number including area code: (310) 394-6911

                    Not applicable.
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 (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits


      1.1 Underwriting Agreement, dated February 12, 1998 between Smith Barney Inc. and the Registrant regarding the sale of 1,052,650 shares of the Registrant's common stock (the "Shares").

      5.1 Opinion of O'Melveny & Myers LLP as to the validity of the Shares.

     23.1      Consent of O'Melveny & Myers LLP (included in
               Exhibit 5.1).

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California.


                                        THE MACERICH COMPANY



                                        By:  /s/ RICHARD A. BAYER
                                             -------------------------------
                                             Richard A. Bayer
                                             General Counsel & Secretary

DATED:    February 18, 1998


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